EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
EARNINGS (LOSS) PER SHARE	EARNINGS (LOSS) PER SHARE
Basic earnings (loss) per share is computed by dividing net income or loss available to common stockholders by the weighted-average number of common shares outstanding. Diluted earnings (loss) per share is computed by dividing net income or loss available to common stockholders by the weighted-average number of common shares plus the effect of dilutive potential common shares outstanding during the period.
The following table presents warrants included in weighted average shares outstanding due to their insignificant exercise price, during the period from the date of issuance to the exercise date. After these warrants were exercised the related issued and outstanding common shares are included in weighted average shares outstanding:

Shares	Issuance Date	Exercise Date
118,228	May 9, 2018	May 10, 2021
309,698	February 11, 2020	May 10, 2021
84,911	June 29, 2020	May 10, 2021
39,208	November 18, 2020	May 10, 2021
19,310	November 18, 2020	Outstanding
During the years ended December 31, 2022 and 2021, there was no potential dilution from stock options, RSUs, and other warrants due to the Company’s net loss position. As of December 31, 2022 and 2021, there was a total of 31,023,725 and 4,369,668, respectively, of potential common shares underlying outstanding stock options, RSUs and other warrants. See Note 19.
The following table sets forth the computation of basic and diluted earnings per share (in thousands, expect for share and per share amounts):

	Year Ended December 31,
	2022	2021
Net loss and comprehensive loss from continued operations	$(21,165)	$(20,250)
Net loss from discontinued operations	$(26,451)	$(23,565)
Net loss	$(47,616)	$(43,815)

Weighted average shares - basic and diluted	65,776,384	32,656,325
Net loss per share - basic and diluted from continuing operations	$(0.32)	$(0.62)
Net loss per share - basic and diluted from discontinued operations	$(0.40)	$(0.72)